As filed with the Securities and Exchange Commission on October 31, 2000
                                                      Registration No. 33-96682
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Post-Effective Amendment No. 2 to
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               -------------------

                                 ATLAS AIR, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                  84-1027329
   (State or other jurisdiction           (I.R.S. Employer Identification No.)
 of incorporation or organization)

                             2000 Westchester Avenue
                          Purchase, New York 10577-2543
                    (Address of Principal Executive Offices)
                               -------------------

                  1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN

                          EMPLOYEE STOCK PURCHASE PLAN

                               -------------------

                               Richard H. Shuyler
                       Executive Vice President-Strategic
                             Planning and Treasurer
                                 Atlas Air, Inc.
                                538 Commons Drive
                             Golden, Colorado 80401
                                 (303) 526-5050
 (Name, address and telephone number, including area code, of agent for service)

                               -------------------

                                    Copy to:

                             Stephen A. Greene, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                          New York, New York 10005-1702
                               -------------------


                         CALCULATION OF REGISTRATION FEE

========================= ================= ========================= ========================= ===========================
 Title of Securities to     Amount to be        Proposed Maximum          Proposed Maximum              Amount of
     be Registered          Registered         Offering Price Per Shar   Aggregate Offering Price    Registration Fee

------------------------- ----------------- ------------------------- ------------------------- ---------------------------
------------------------- ----------------- ------------------------- ------------------------- ---------------------------

      Common Stock           3,200,000             $35.45(2)                $113,440,000                 $29,949
    par value $.01 per       shares(1)
           share
========================= ================= ========================= ========================= ===========================

(1) Represents the registration of additional shares as to which options may be granted under the 1995 Long Term Incentive and Share Award Plan.

(2) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the registration fee have been calculated based on the basis of the average high and low prices reported for the Common Stock reported on the New York Stock Exchange on October 25, 2000. The filing fee is based solely on the registration of additional shares under the 1995 Long Term
     Incentive and Share Award Plan and does not include previously registered securities or securities that are not required to be registered pursuant to Rule 416 under the Securities Act of 1933.


Explanation

         This Post-Effective Amendment No. 2 is being filed to register 3,200,000 additional shares issuable pursuant to Registrant's 1995 Long Term Incentive and Share Award Plan. Registrant initially registered 1,800,000 shares in connection with the 1995 Long Term Incentive and Share Award Plan pursuant to a Registration Statement on Form S-8 which became effective September 8, 1995 (File No. 33-96682). Effective January 25, 1999, Registrant's shares were split 3 for 2 increasing the number of registered shares to 2,700,000. With this amendment, there will be a total of 5,900,000 shares registered.

         The contents of the earlier Registration Statement on Form S-8 (File No. 33-96682) amended hereby are incorporated herein by reference.


ITEM 8. EXHIBITS.

Exhibit
Number                                 Exhibit

4.1              Restated Certificate of Incorporation of the Company (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1
                 (No. 33-90304)).

4.2              Amended and Restated By-Laws of the Company (incorporated by reference to the exhibits to the Company's Annual Report for 1999 on Form 10-K).

4.3*             Atlas Air, Inc. 1995 Long Term Incentive and Share Award Plan (including Amendment One through Seven).

4.4*             Atlas Air, Inc. Employee Stock Purchase Plan (including First Amendment).

5.1*             Opinion of Cahill Gordon & Reindel.

23.1*            Consent of Arthur Andersen LLP.

23.3             Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).

24               Powers of Attorney (included on the signature pages hereto).
---------------
* Filed with this Post-Effective Amendment to Registration Statement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on October 31, 2000.

                     ATLAS AIR, INC.


                     By:    /s/ RICHARD H. SHUYLER
                              -----------------------------------------
                            Name:     Richard H. Shuyler
                            Title:    Executive Vice President - Strategic Plan-
                                        ning, Treasurer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities and on the dates indicated. Each person whose signature appears below hereby appoints Michael A. Chowdry and Richard H. Shuyler, and each of them singly, such person's true and lawful attorneys, each with full power of substitution to sign for such person and in such person's name and capacity as indicated below, any and all amendments to this Registration Statement, including post-effective amendments thereto, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming such person's signature as it may be signed by said attorneys to any and all amendments.


Signatures                                  Title                                            Date
----------                                  -----                                            ----

 /s/ MICHAEL A. CHOWDRY                     Chairman of the Board, Chief Executive           October 31, 2000
-----------------------------               Officer, President and Director
Name:  Michael A. Chowdry

/s/ RICHARD H. SHUYLER
-----------------------------               Executive Vice President - Strategic Planning,   October 31, 2000
Name:  Richard H. Shuyler                   Treasurer and Director (principal financial
                                            officer)

/s/ BERL BERNHARD                           Director                                         October 31, 2000
---------------------------------
Name:  Berl Bernhard

/s/ LAWRENCE W. CLARKSON                    Director                                         October 31, 2000
------------------------
Name:  Lawrence W. Clarkson

/s/ DAVID K.P. LI                           Director                                         October 31, 2000
---------------------------------
Name:  David K.P. Li

/s/ DAVID T. MCLAUGHLIN                     Director                                         October 31, 2000
-----------------------------
Name:  David T. McLaughlin

/s/ BRIAN ROWE                              Director                                         October 31, 2000
---------------------------------
Name:  Brian Rowe


                                  EXHIBIT INDEX


Exhibit
Number                                                          Exhibit
4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to the exhibits to the Registrant's Registration Statement on Form S-1 (No. 33-90304)).

4.2             Amended and Restated By-Laws of the Registrant
                (incorporated by reference to the exhibits to the Registrant's Annual Report for 1999 on Form 10-K).

4.3* Atlas Air, Inc. 1995 Long Term Incentive and Share Award Plan (including Amendments One through Seven).

4.4*            Atlas Air, Inc. Employee Stock Purchase Plan (including
                First Amendment).

5.1*            Opinion of Cahill Gordon & Reindel.

23.1*           Consent of Arthur Andersen LLP.

23.3            Consent of Cahill Gordon & Reindel (included in Exhibit 5.1).

24              Power of Attorney (included on the signature pages hereto).
---------------
* Filed with this Post-Effective Amendment to Registration Statement.